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                                                                 EXHIBIT 10.39

                            HARVYES CASINO RESORTS
                     DEFERRED COMPENSATION PARTICIPANTS
                               January 1, 1999

                              CORPORATE            %/$


        Aiazzi, Gary                                2%

        Bellotti, John                            $100**

        Cavallaro, Steve                           2.5%

        Evans, Thomas                               *

        Goldberg, Arthur                           18%

        Hewitt, John                                5%

        Ledbetter, Jessica                          *

        Ledbetter, William                          *

        Scharer, Charles                           7.5%

        Shore, Jerry                                4%

        Yturbide, Tom                               *

                            COLORADO

        Barraco, Ed                                  7%

        Clerkin, Geri                                5%

        Fletcher, Debi                               5%

                              IOWA

        French, William                              8%

        Hill, Art                                    8%

        Picker, Bonnie                               5%

        Welch, Verne                                15%

                             TAHOE

        Blaume, Heinz                                *

        Ewald, Sue                                  20%

        Fletcher, William                           15%

        Herback, Phil                               20%

        Hurst, David                                20%

        Kelmanson, Lou                              10%

        Servatius, Kevin                             *

        Wells, Joe                                   6%

*    No current deduction
**   Bi-Weekly